UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 2, 2013

Date of Earliest Event Reported: July 31, 2013

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting held on June 31, 2013, the Company’s stockholders voted on (1) the election of two Class III directors nominated by the Board of Directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are elected and qualified and (2) the ratification of the selection of KPMG LLP an independent registered public accounting firm as the Company’s independent auditors for the fiscal year ending December 31, 2013.

The table below sets forth the number of votes cast for and against for each matter voted upon by the Company’s shareholders.

PROPOSAL 1

Election of Directors to serve until the 2016 Annual Meeting of Stockholders

NOMINEE	FOR	WITHHELD
Judson Bergman	26,662,354	412,750
Yves Sisteron	26,227,479	847,625

PROPOSAL 2

The ratification of the selection of KPMG LLP as independent auditors for the term ending December 31, 2013.

SHARES
For:	30,300,075
Against:	5,640
Abstain:	735

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVESTNET, INC.

Dated: August 2, 2013

	By:	/s/ Shelly O’Brien
Shelly O’Brien
General Counsel and Corporate Secretary

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